UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005
DIONEX CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-11250 (Commission File Number)	94-2647429 (IRS Employer Identification No.)
1228 Titan Way,
Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)
(408) 737-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.
Dionex Corporation (the “Company”) is currently finalizing its financial statements and related disclosures for inclusion in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2005 and its management is also currently finalizing the assessment of its internal control over financial reporting as of June 30, 2005 including the evaluation of any known control deficiencies, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Because of the requirements of the Sarbanes-Oxley Act, including those under Section 404, the Company has experienced delays in completing the required financial statements and internal control assessment. These delays will prevent the Company from filing its annual report on Form 10-K by its extended deadline of September 28, 2005, but the Company believes that it will be able to file such report by October 14, 2005. The Company continues to dedicate significant resources to finalizing its financial statements and management’s assessment of internal controls over financial reporting and its Form 10-K.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIONEX CORPORATION
Dated: September 28, 2005	By:	/s/ Craig A. McCollam
Craig A. McCollam
Vice President, Finance and Administration and Chief Financial Officer